EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS REQUIRED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Steinway Musical Instruments, Inc. (the “Company”) for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dennis M. Hanson, Senior Executive Vice President and Chief Financial Officer of the Company, certify that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dennis M. Hanson

Senior Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

November 9, 2005

A signed original of this written statement required by Section 906 has been provided to Steinway Musical Instruments, Inc. and will be retained by Steinway Musical Instruments, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.